Income Taxes - Summary of net deferred tax assets (Detail)	Dec. 31, 2020 USD ($)
Deferred tax assets:
Net operating loss carryforwards	$ 3,131,639
Start-up/organizational costs	273,426
Total deferred tax assets	3,405,066
Valuation allowance	(3,405,066)
Deferred tax asset, net of allowance	$ 0